Investor Presentation Fourth Quarter 2014 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the
Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to
(i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto
Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law,  the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2013 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter and year ended December 31, 2014 is based on preliminary unaudited data and is subject to change.

2014 Full Year Highlights
• NPLs increased by $27 million YoY; ratio at 3.2%
• NPL inflows, excluding consumer loans, up by $22 million YoY
•
NCOs ratio of 0.92%³
compared to 1.19%³
last year
•
Reported net loss of $309 million for 2014; adjusted net income of $305 million¹
•
Strong margins: Popular, Inc. 4.67%²
adjusted
Credit
(excluding
covered loans)
TARP
Earnings
2
BPNA
Restructuring
• Completed TARP repayment on July 2, 2014 without raising additional equity
• Strong capital ratios post TARP repayment
1
Adjusted net income from continuing operations; see appendix for reconciliation to GAAP.
² GAAP net interest margin was 3.16%. See appendix for reconciliation to GAAP.
³ Excludes net write-downs related to BPNA‘s legacy and classified assets sales for 2014 and BPPR’s NPL sales for 2013.
• Completed transactional portion of US restructuring
• Strategic focus going forward on NY metro and South Florida regions

Category
Market
position
Market
share
Total Deposits (Net of brokered) *
1 40%
Total Loans *
1 37%
Commercial & Construction Loans *
1 40%
Credit Cards ¹ 1 52%
Mortgage Loan Production ¹ 1 32%
Personal Loans *
1 31%
Auto Loans/Leases 2 18%
Assets Under Management 3 16%
Q3 2014
Popular’s Puerto Rico Market Share by Category
Market Leadership in Puerto Rico
3
Source: Puerto Rico Office of the Commissioner of Financial Institutions, COSSEC,  and 10K Reports.*Information included pertains to PR Commercial Banks and Credit Unions.
¹ Mortgage loan production and credit card data for certain competitors is not publicly available; figures presented for competitors were estimated.
Popular’s Puerto Rico Market Share Trend
38%
37%
35%
42%
40%
39%
39%
40%
24%
23%
22%
33%
34%
35%
36%
37%
2007 2008 2009 2010 2011 2012 2013 Q3 2014
Total Deposits (net of brokered) Total Loans

Q4 2014 Highlights
• NPL ratio unchanged at 3.2%
• NPL inflows up $83 million QoQ
• NCOs of 1.04% compared to 0.83% last quarter; increase of $10 million
• Reported net income of $53 million; adjusted net income of $81 million
• Strong margins: Popular, Inc. 4.70% adjusted; BPPR 5.15%
Credit
(excluding
covered loans)
BPNA
Restructuring
Earnings
• Robust capital; Tier 1 Common Equity ratio of 15.9%
4
Capital
• California transaction completed in Q4 2014
• US operational restructuring initiative on track; expected completion first half of 2015
1
Adjusted net income from continuing operations; see appendix for reconciliation to GAAP.
² GAAP net interest margin was 4.45%. See appendix for reconciliation to GAAP.
³ Excludes net write-downs related to BPNA‘s legacy and classified assets sales.
4 Capital ratios for the current quarter are preliminary.
2
1
3

Financial Summary (non-GAAP)¹

____________________
¹ Unaudited. See Appendix for reconciliation to GAAP.
($ in thousands)
Q4 14 Q3 14 Variance
Net interest income 345,452 $    347,084 $    (1,632) $
FDIC loss share expense (18,693)        (19,910)        1,217
Other non-interest income 126,904       129,194       (2,290)
Gross revenues 453,663       456,368       (2,705)
Provision for loan losses – non-covered loans 50,759         56,216         (5,457)
Provision for loan losses – covered loans (3,646)          12,463         (16,109)
Total provision for loan losses 47,113         68,679         (21,566)
Net revenues 406,550       387,689       18,861
Personnel costs 107,762       104,542       3,220
OREO expenses 20,016         19,745         271
Other operating expenses 182,966       178,063       4,903
Total operating expenses 310,744       302,350       8,394
Income from continuing operations before income tax 95,806         85,339         10,467
Income tax  expense 14,995         3,610           11,385
Income from continuing operations 80,811 $      81,729 $      (918) $

BPNA Restructuring-Operational Reorganization

• California transaction closed in Q4 2014 for $8.1 million net gain
• Strategic focus going forward on NY metro and South Florida regions
• US operational restructuring initiative progress on track with expected completion first half of 2015
Annualized cost savings of $34 million beginning in Q2 2015
Operational
Reorganization
Balance Sheet
Management
• Sold approximately $93 million book value of legacy and classified assets in bulk transactions during Q4
US region ended Q4 2014 with total NPLs of $19 million or 0.55% of loans
• $638 million in high cost repo funding refinanced in Q3 2014; blended cost over 4%
Total refinancing penalty of $40 million; $19 million recognized in Q4 2014
BPNA’s adjusted NIM increased to
3.82%¹
from
3.23%¹
in Q3
Lower risk profile and smaller balance sheet to yield additional excess capital
____________________
¹ GAAP net interest margin was 2.40% and 1.82% for Q4 and Q3, respectively. See appendix for reconciliation to GAAP.

14.8
19.2
20.4
11.1
15.9
18.2
19.5
11.4
16.5
16.9
19.6
Tier 1 Common Tier 1 Capital Total Capital Tangible Common Equity
Q4 2013 (Basel I) Q4 2014 (Basel I) Q4 2014  (Basel III)
Capital
7
¹ Capital ratios for the current quarter are preliminary. Basel III capital ratios calculated under the transitional Capital Rules for non-advanced approach banking organizations in effect as of January 1, 2015.
•
Tier 1 Common Equity capital ratio of 15.9%; exceeds YE 2013 ratio before TARP repayment
•
We expect to remain “well-capitalized” under Basel III rules issued by the Federal Reserve
Popular, Inc. Capital Ratios¹ %

Non-Performing Assets ($MM)
Non-Performing Assets

•
NPLs, excluding covered loans,  remained stable at 3.2% of loans, increasing slightly by $3 million QoQ
•
NPAs, including covered loans, down by $16 million QoQ
Non-Performing Loans ($MM)
BPPR NPLs of $606 million, or 3.8% of loans, increased $14 million
-
Commercial NPLs up $13 million; includes the addition of a $75 million public sector borrower, in part offset by the return to accrual of the $51 million addition in Q1 2014
-
Mortgage NPLs  increased $8 million
US operations NPLs of $19 million, or 0.6% of loans, declined
$11 million
-
Commercial and legacy NPLs down $6 million and $4
million, respectively, primarily  due to loan resolutions
-
Mortgage NPLs down $2 million, mainly related to NPL loan
sales
________________________________
Metrics exclude covered loans. Differences due to rounding.
635
625
1,008
771
781
923
1,028
1,203
1,404
1,978
2,116
2,276
2,313
2,330 2,344
1,572
1,614
1,625
1,732 1,738
1,682
1,563
1,550
1,425
1,051
614 618
598
640
622
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
10.6%
7.6%
7.9% 7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9% 2.9%
2.8%
2.9%
3.3%
3.2%
3.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
Mortgage Commercial & Construction Other NPL/Loans (HIP)
956
928
1,142
852
866
1,026
1,101
1,293
1,500
2,084
2,245
2,402
2,448
2,539
2,623
2,489
2,314
2,277
2,254
2,365
2,311
2,178
2,120
2,002
1,420
993
944
932
956
943
2.4%
1.9%
2.1%
2.5%
2.7%
3.3%
4.0%
5.7%
6.3%
6.9%
7.2%
6.0%
6.4%
6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
2.6%
2.6% 2.6%
2.6%
2.8% 2.8%
Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
NPLs OREO NPL HFS NPAs/Total Assets
OREOs decreased by $21 million, primarily from the sale of commercial properties from the covered OREO portfolio.

Mortgage NPL Inflows  ($MM)
Total NPL Inflows  ($MM)
NPL Inflows
PR commercial inflows up $89 million; includes
the impact of a single $75 million public sector
credit
PR mortgage NPL inflows declined by $6 million,
or 7%
US total NPL inflows remained essentially
unchanged at $10 million
Commercial, Construction & Legacy NPL Inflows  ($MM)
Excludes consumer loans
9
76
48
45
42
26
22 22 22
10
19
11
7
2
101
93
65
100
43
48
59
42
32
94
31
23
113
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
US Inflows PR Inflows
________________________________
Metrics exclude covered loans. Differences due to rounding.
8
6
6 10
8
5
7
5 6 4
5
3
8
232
187
166
157
167
110
99
94
94
89
105
95 89
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
US Inflows PR Inflows
84
55
51 52
34
26
29
27
16
23
16
9 10
333
279
231
257
210
158
158
136
126
183
136
119
202
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
US Inflows PR Inflows
•
Total NPL inflows increased by $83 million QoQ

ALLL ($MM), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO ($MM) and NCO-to-Loan Ratio
Provision ($MM) and Provision-to-NCO Ratio
Asset Quality
•
NCOs up $10 million QoQ (excluding write-downs), in part due to higher recoveries in Q3 2014
•
Provision decreased by $17 million QoQ
•
ALLL essentially flat at $520 million, decreasing by $2 million
QoQ; ALLL to loans at 2.68% vs. 2.69% in Q3 2014
•
ALLL to NPL coverage ratio stable at 83% in Q4 2014 vs. 84% in
Q3 2014
10
________________________________
Metrics exclude covered loans. Differences due to rounding.
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
ALLL ALLL/NCO ALLL/NPL
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
PLLL Bulk Sale PLLL PLLL/NCO Bulk Sale PLLL/NCO
Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14
NCO Bulk Sale Charge-offs NCO% Bulk Sale NCO%
NCO ratio of 1.04% vs. 0.83% in Q3 2014
Provision to NCO of 99%

PR Public Sector Exposure
•
Loans to the Government of Puerto Rico
and Public Corporations are either
collateralized loans or obligations that
have a specific source of income or
revenues identified for their repayment.
11
•
Loans to various municipalities are
backed by unlimited taxing power or
real and personal property taxes
collected within such municipalities.
Our current direct exposure to the PR government, instrumentalities, and municipalities is $1.0 billion, of which approximately $811 million is outstanding, up $84 million from Q3 2014.
PR Central Government & Public Corporations
Municipalities
•
Indirect exposure includes loans or
instruments that are payable by non-
governmental entities and have a
government guarantee to cover any
shortfall in collateral in the event of
borrower default. Majority are single-
family mortgage related.
Indirect Exposure
_________________________________
¹ Includes PR government banks and COFINA.
Outstanding PR government exposure
($ in millions)
Loans Securities Total
Central Government ¹ 100 $               61 $                  161 $
Public Corporations
PRASA 100                   1 101
PREPA 75                     -                        75
PRHTA -                        -                        -
OTHER -                        -                        -
Total Central Govt & Public Corp. 275                   62                     337
as % of Tier 1 Capital 8.7%
Municipalities 414                   60                     474
Direct Government Exposure 689 $               122 $               811 $
Indirect Exposure 321 $               49 $                  370 $

Driving Shareholder Value
•
Robust capital with Tier 1 Common Equity of 15.9%
•
TARP repayment and BPNA transactions move us toward a more active capital management process
12
•
Unique franchise in PR provides strong, stable revenue-generating capacity
•
Continued stability in Popular’s credit metrics
•
EVTC ownership, BHD stake and restructured US operations
Capital
Additional
Value
Earnings

Investor Presentation Fourth Quarter 2014 APPENDIX

Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
14
Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$33 billion in assets (bank holding company in the U.S.)
among top 40
•
$22 billion in total loans
•
$25 billion in total deposits
•
224 banking branches serving customers in Puerto Rico,
New York, New Jersey, Florida, and U.S. and British Virgin
Islands
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $3.5 billion
_____________________________________
Note: Information as of  December 31, 2014
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $33.1 bn
Popular Auto,
Inc.
Banco Popular
de Puerto Rico
Popular
Securities, Inc.
Assets = $27.4 bn
Assets = $5.5bn
Banco Popular
North America*
Puerto Rico operations
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
14.96% stake
Adjusted EBITDA  of  $184.4
million for the twelve months
ended September 30, 2014
Dominican Republic
bank
15.82% stake
2013 approximate
net income $111
million
PRLP 2011 Holdings, LLC
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs vehicle
24.9% stake

GAAP Reconciliation Full Year 2014
_____________________________________
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Excludes the impact of $414.1 million TARP discount amortization and the impact of $39 million pertaining to US repos refinancing.  GAAP net interest margin was 3.16%.
(In thousands)
Actual
Results
(US GAAP)
TARP discount
amortization
BPNA
Reorganization
Income Tax
Adjustments
Other
Adjustments
Indemnification
Asset
Adjustment
Adjusted
Results
(Non-GAAP)
Net interest income (expense)  $  945,072 $          (414,068)
$           (39,254) $ $  1,398,394
Provision for loan losses – non-covered loans 223,999 12,828 - - - 211,171
Provision for loan losses – covered loans ¹ 46,135 - - - - 46,135
Net interest income (expense) after provision for 674,938 (414,068) (52,082) - - - 1,141,088
Net gain on sale of loans, including valuation
adjustments on loans held-for-sale 40,591 - 1,684 - - - 38,907
FDIC loss share expense (103,024) - - - - 12,492 (115,516)
Other non-interest income 455,479 - - - - - 455,479
Personnel costs 418,679 - - - 2,974 415,705
Net occupancy expenses 86,707 - - - 1,895 84,812
Loss on early extinguishment of debt 532 - 532 - - - -
Restructuring costs 26,725 - 26,725 - - - -
Other operating expenses 661,041 - - - - - 661,041
(Loss) income from continuing operations before
income tax (125,700) (414,068) (77,655) - (4,869) 12,492 358,400
Income tax expense 60,802 - - 4,655 - 2,498 53,649
(Loss) income from continuing operations
$ (186,502) $          (414,068) $           (77,655) $       (4,655) $      (4,869) $            9,994 $     304,751
Basic and diluted EPS from continuing operations (1.85) $
Net interest margin 4.67% ²
Tangible common book value per common share 35.93 $
Market value per common share 34.05 $
2014 *
- $ - $ -

GAAP Reconciliation Q4 2014
_____________________________________
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Excludes the impact of $18.6 million pertaining to US repos refinancing. US GAAP net interest margin was 4.45%.
(In thousands)
Actual
Results
(US GAAP)
BPNA
Reorganization
Other
Adjustments
Adjusted
Results
(Non-GAAP)
Net interest income (expense)  $   326,861 $           (18,591) $     345,452
Provision for loan losses – non-covered loans 51,637 878 - 50,759
Reversal of provision for loan losses – covered loans ¹ (3,646) - - (3,646)
Net interest income (expense) after provision for loan losses 278,870 (19,469) - 298,339
Net gain on sale of loans, including valuation adjustments on loans held-for-sale 10,946 1,684 - 9,262
FDIC loss share expense (18,693) - - (18,693)
Other non-interest income 117,642 - - 117,642
Personnel costs 110,736 - 2,974 107,762
Net occupancy expenses 23,877 - 1,895 21,982
Loss on early extinguishment of debt 532 532 - -
Restructuring costs 13,861 13,861 - -
Other operating expenses 181,000 - - 181,000
Income (loss) from continuing operations before income tax 58,759 (32,178) (4,869) 95,806
Income tax expense 14,995 - - 14,995
Income (loss) from continuing operations
$     43,764 $           (32,178) $       (4,869) $       80,811
Basic and diluted EPS from continuing operations 0.41 $
Net interest margin 4.70% ²
Tangible common book value per common share 35.93 $
Market value per common share 34.05 $
Q4 2014 *
$ -

GAAP Reconciliation Q3 2014
_____________________________________
* Unaudited.
¹ Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements.
² Excludes the impact of $21 million pertaining to US repos refinancing. US GAAP net interest margin was 4.36%.
(In thousands)
Actual
Results                    BPNA
(US GAAP)
Reorganization
Income Tax
Adjustments
Indemnification
Asset
Adjustment
Adjusted
Results
(Non-GAAP)
Net interest income (expense)  $   326,421 $           (20,663) $     347,084
Provision for loan losses – non-covered loans 68,166 11,950 - - 56,216
Provision for loan losses – covered loans ¹ 12,463 - - - 12,463
Net interest income (expense) after provision for loan losses 245,792 (32,613) - - 278,405
FDIC loss share expense (4,864) - - 15,046 (19,910)
Other non-interest income 129,194 - - - 129,194
Restructuring costs 8,290 8,290 - - -
Other operating expenses 302,350 - - - 302,350
Income (loss) from continuing operations before income tax 59,482 (40,903) - 15,046 85,339
Income tax expense 26,667 - 20,048 3,009 3,610
Income (loss) from continuing operations
$      32,815 $           (40,903) $    (20,048) $           12,037 $        81,729
Basic and diluted EPS from continuing operations 0.31 $
Net interest margin 4.64%
²
Tangible common book value per common share 36.24 $
Market value per common share 29.44 $
Q3 2014 *
$ - $ -

Business Segments (GAAP)*

___________________
Unaudited
¹ Excludes discontinued operations.
² Non-fully taxable equivalent.
($ in millions)
Financial Results Q4 14 Q3 14 Variance Q4 14 Q3 14 Variance
Net interest income 311 $           316 $           (5) $          31 $           26 $            5 $
Non-interest income 85                96                (11)           18              17               1
Gross revenues 396              412              (16)           49              43               6
Provision for loan losses – non-covered loans 52                62                (10)           (1)               6                 (7)
Provision for loan losses – covered loans (4)                 12                (16)           -             -             -
Total provision for loan losses 48                74                (26)           (1)               6                 (7)
Operating expenses 241              245              (4)             64              48               16
Income tax  expense 27                31                (4)             1                1                 -
Income (loss) from continuing operations 80 $             62 $             18 $          (15) $          (12) $          (3) $
Income from discontinued operations, net of tax - $                - $                - $        9 $             30 $            (21) $
Net income (loss) 80 $             62 $             18 $          (6) $            18 $            (24) $
($ in millions)
Balance Sheet Highlights Q4 14 Q3 14 Variance Q4 14 Q3 14 Variance
Total assets 27,351 $      26,765 $      586 $        5,503 $      7,133 $       (1,630) $
Total loans ¹ 18,564         18,567         (3)             3,488         3,624          (136)
Total deposits ¹ 21,426         20,986         440           3,459         3,551          (92)
($ in millions)
Asset Quality (including covered assets)
Q4 14 Q3 14 Variance Q4 14 Q3 14 Variance
Non-performing loans held-in-portfolio 624 $           607 $           17 $          19 $           30 $            (11) $
Non-performing assets 874              871              3               54              72               (18)
Allowance for loan losses 571              579              (8)             31              32               (1)
Net interest margin ² 5.15% 5.25% -0.10% 2.40% 1.82% 0.58%
PR US
*

Consolidated Credit Summary (Excluding Covered Loans)

1
1
1
1
1
1
1
1
________________________________
1
Excluding provision for loan losses and net write-downs related to the classified and legacy assets sale
Numbers may not add to total due to rounding.
$ in millions Q4 14 Q3 14 Q2 14 Q1 14 Q4 13
Loans Held in Portfolio (HIP) $19,404 $19,359 $19,635 $21,612 $21,612
Performing HFS 87 158 93 94 109
NPL HFS 19 20 4 1 1
Total Non Covered Loans 19,511 19,537 19,732 21,707 21,722
Non-performing loans (NPLs) $625 $622 $640 $635 $598
Commercial $259 $252 $278 $307 $279
Construction $14 $19 $22 $22 $24
Legacy $2 $6 $8 $12 $15
Mortgage $300 $295 $286 $252 $233
Consumer $47 $47 $43 $39 $44
Leases $3 $3 $3 $3 $3
NPLs HIP to loans HIP 3.22% 3.21% 3.26% 2.94% 2.77%
Net charge-offs (NCOs) $50 $40 $46 $43 $35
Commercial $13 $0 $10 $11 $15
Construction ($0) ($1) ($1) ($2) ($2)
Legacy ($4) $0 ($1) ($5) ($5)
Mortgage $12 $13 $10 $9 $8
Consumer $28 $27 $26 $28 $18
Leases $1 $1 $1 $1 $1
Write-downs $3 $32 $20 $0 $0
NCOs to average loans HIP 1.04% 0.83% 0.94% 0.80% 0.66%
Provision for loan losses (PLL) $50 $56 $50 $47 $48
PLL to average loans HIP 1.02% 1.16% 1.02% 0.88% 0.89%
PLL to NCOs 0.99x 1.39x 1.08x 1.10x 1.35x
Allowance for loan losses (ALL) $520 $522 $526 $543 $538
ALL to loans HIP 2.68% 2.69% 2.68% 2.51% 2.49%
ALL to NPLs HIP 83.11% 83.88% 82.26% 85.40% 90.05%

$19,404 $15,938
BPPR Commercial & Construction  Distribution
Loan Composition (Held-in Portfolio)
De-risked Loan Portfolios
•
The Corporation has derisked its loan portfolios by
reducing its exposure in asset classes with
historically high loss content
•
In the BPPR commercial portfolio reductions
include:
Commercial portfolio, including construction,
has decreased from 55% of total loans held-
in-portfolio to 41%
Construction portfolio is down by 87% since
Q4 2007
SME
1
lending is down by 55% from Q4 2007
•
Collateralized exposure now represents a larger
portion of consumer loan portfolio
•
Unsecured loans credit quality has improved as
overall FICO scores have increased
20
________________________________
1
Small and Medium Enterprise
2
NCOs distribution represents the percentage allocation of NCOs from Q1 2008 through Q2 2014 per each loan category.
Numbers may not add to total due to rounding.
NCOs
($mm) (%) ($mm) (%) ($mm) (%)
Distribution
(2)
CRE SME ¹
$2,938 33% $1,519 23% ($1,419) -48% 24%
C&I SME ¹
2,287 25% 809 12% (1,478)               -65% 29%
C&I Corp 1,592 18% 1,946 30% 354                     22% 5%
Construction 1,231 14% 159 2% (1,072)               -87% 37%
CRE Corp 892 10% 1,967 30% 1,075                121% 4%
Multifamily 64 1% 134 2% 70                       109% 1%
Total $9,004 $6,534 ($2,470) -27% 100%
Q4 2007 Q4 2014 Variance
5,451 6,503
252
$ in millions Q4 2007 Q4 2014 Q4 2007 Q4 2014 Q4 2007 Q4 2014 Variance
Commercial $7,774 $6,375 $4,515 $1,759 $12,288 $8,134 ($4,154)
Consumer 3,552 3,389 1,698 481 5,249 3,870
Mortgage 2,933 3,139 1,052 6,071
Construction 1,231 159 237 93 1,468
Leases 814 564 - - 814 564
Legacy - - 2,130 81 2,130 81
Total $16,304 $11,718 $3,466 $28,021
Puerto Rico US Total
432
(1,379)
(1,216)
(250)
(2,049)
($8,617)
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products exited by the US.

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have remained stable:
Moody’s: B2 Negative
Fitch: BB- Stable Outlook
S&P: B+ Stable Outlook
•
May 2014: Moody’s downgraded BPOP to B2; outlook negative
•
February 2014: Moody’s placed BPOP on review for downgrade
•
October 2013: Moody’s revised outlook to negative
•
January 2013: Fitch raised to BB- from B+; outlook stable
•
December 2012: Moody’s downgraded BPOP to B1; outlook stable
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOP’s outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks

Investor Presentation Fourth Quarter 2014